UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2020

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

Maine
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

Main Street	Damariscotta	Maine	04543
(Address of principal executive offices)			(Zip Code)

(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Section 5, Item 5.07 Submission of Matters to a Vote of Security Holders    Page 1

Signatures                      Page 3

Exhibit Index Page 4

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Securities Holders

The 2020 Annual Meeting of Shareholders of The First Bancorp, Inc., the one-bank holding company of First National Bank was held solely by remote communication in a virtual-only format on Wednesday, April 29, 2019, at 11:00 a.m. Eastern Daylight Time, for the following purposes:

1.	To elect as Directors of the Company the nominees listed in the Company’s Proxy Statement dated March 16, 2020.

2.	To approve (on a non-binding basis) the compensation of the Company’s executives.

3.	To approve (on a non-binding basis) the frequency of shareholder votes on the compensation of the Company's executives.

4.	To approve the 2020 Equity Incentive Plan and the reservation of 400,000 shares of Common Stock for issuance thereunder.

5.	To ratify the Audit Committee’s selection of Berry Dunn McNeil & Parker, LLC as independent auditors of the Company for 2020.

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

At the Annual Meeting, there were present virtually or by proxy 9,331,123 shares of the Company’s common stock, representing 85.44% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

1.	To elect as Directors of the Company the nominees listed in the Company’s Proxy Statement dated March 16, 2020.

	For	Against	Abstain	Broker Non-Vote
Katherine M. Boyd	6,817,052	—	316,067	2,198,004
Robert B. Gregory	6,997,391	—	135,728	2,198,004
Renee W. Kelly	6,918,979	—	214,140	2,198,004
Tony C. McKim	6,969,740	—	163,379	2,198,004
Mark N. Rosborough	6,941,613	—	191,506	2,198,004
Cornelius J. Russell	6,820,136	—	312,983	2,198,004
Stuart G. Smith	7,006,745	—	126,374	2,198,004
Bruce B. Tindal	6,804,891	—	328,228	2,198,004
F. Stephen Ward	7,004,913	—	128,206	2,198,004

2. To approve (on a non-binding basis) the compensation of the Company’s executives.

For	Against	Abstain	Broker Non-Vote
6,270,011	785,671	103,151	2,172,290

3. To approve (on a non-bonding basis) the frequency of shareholder votes on the compensation of the Company's executives.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
6,325,243	200,405	522,065	111,120	2,172,290

4. To approve the 2020 Equity Incentive Plan and the reservation of 400,000 shares of Common Stock for issuance thereunder.

For	Against	Abstain	Broker Non-Vote
6,769,670	304,159	85,004	2,172,290

5. To ratify the Audit Committee’s selection of Berry Dunn McNeil & Parker, LLC as independent auditors of the
Company for 2020.

For	Against	Abstain	Broker Non-Vote
9,206,752	85,985	38,386	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ Richard M. Elder
---------------------
Richard M. Elder
Executive Vice President &
Chief Financial Officer

Dated: May 4, 2020

Exhibit Index

Exhibit Number Description of Exhibit

99.1 Registrant's Annual Meeting dated April 29, 2020